Supplement to the Fidelity® Disciplined Equity Fund and Fidelity Focused Stock Fund
December 29, 2003
Prospectus

The following information replaces similar information found in the "Fund Management" section on page 21.

Bob Haber is vice president and manager of Focused Stock Fund. He also manages other Fidelity funds. Since joining Fidelity Investments in 1985, Mr. Haber has worked as a research analyst, manager, and senior vice president, as well as Chief Investment Officer of Fidelity Investments Canada.

QNT-04-01 February 24, 2004
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